FISCAL FIRST QUARTER 2016 FINANCIAL RESULTS January 21, 2016

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended October 3, 2015, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, Economic Return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted net income and adjusted operating margin, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL FIRST QUARTER RESULTS 3 Q1F16 Guidance Oct 28, 2015 Q1F16 Jan 2, 2016 Q4F15 Oct 3, 2015 Q1F16 vs. Q4F15 Revenue ($ millions) $600 to $625 $617 $669 - 8% Non-GAAP Diluted EPS excluding restructuring $0.41 to $0.48 $0.47 $0.69 - 32% GAAP Diluted EPS $0.42 $0.70 - 40% ROIC 10.8% 14.0% - 320 bps As anticipated, Q1F16 was a difficult quarter • Operating margins challenged as a consequence of rapid reduction in revenue ? Q1F16 down $52 million vs. Q4F15 ? Q1F16 down $69 million vs. our July 2015 Q1F16 forecast • Actions taken to improve operating margin performance are delivering results

MARGIN IMPROVEMENT ACTIONS Initial cost reduction and control efforts offset seasonal cost increases in Q2F16 Lower-margin program disengagements • October 29, 2015–announced disengagement of one program in our N/C sector and one program in our I/C sector Facility restructuring • November 4, 2015—announced closure of Fremont, CA site • November 24, 2015—announced restructuring of Livingston, Scotland site to eliminate volume manufacturing capability. Engineering Solutions and Rapid Prototyping continue. Continuing to drive productivity improvements across the enterprise while being mindful to prioritize execution for our customers 4

GROWTH OPPORTUNITIES Leverage strong customer Net Promotor Scores to drive share gains Our funnel of new opportunities improved to $2.3 billion • Highest level since Q1F14 • Strong at multiple sites, including newer facilities in Guadalajara, MX and Oradea, RO New program wins in Q1F16 were $179 million, above our target • The second consecutive Q/Q improvement in new program wins • Strongest in “non-tech” sectors Revenue associated with recent new programs ramps progressing nicely in Q2F16 • Two previously announced program disengagements masking 3-4% underlying Q/Q growth Anticipate a return to quarter-over-quarter growth in the second half of fiscal 2016 • Customer forecasts stabilizing • Program disengagements behind us • New programs ramps 5

FISCAL SECOND QUARTER 6 Q2F16 Guidance Revenue $600 to $630 million Non-GAAP Diluted EPS $0.47 to $0.55 • Includes $0.11 stock-based compensation expense • Excludes restructuring costs Mid-point of revenue guidance suggests flat with prior quarter • Two previously announced program disengagements masking 3-4% underlying Q/Q growth Mid-point of EPS guidance suggests $0.04 sequential improvement • Partial benefit of cost reduction initiatives offset seasonal cost increases • Lower “below the line” FX impact • $0.01 higher stock-based compensation expense

PERFORMANCE BY SECTOR 7 Q1F16 Jan 2, 2016 Q4F15 Oct 3, 2015 Q1F16 vs. Q4F15 Q2F16 Expectations (percentage points) Networking/ Communications $157 25% $179 27% - 12% Down mid single Healthcare/ Life Sciences $191 31% $183 27% + 4% Flat Industrial/ Commercial $173 28% $201 30% - 14% Up low single Defense/ Security/ Aerospace $96 16% $106 16% - 10% Up mid single Total Revenue $617 100% $669 100% - 8% Revenue in millions

MANUFACTURING WINS BY REGION 8 • $179M in annualized manufacturing revenue when fully ramped (34 programs) • Strength in AMER and EMEA with consistent sequential results in APAC $108M $47M $24M Q1F16 AMER APAC EMEA

MANUFACTURING WINS BY SECTOR • Robust wins in Industrial/Commercial and Healthcare/Life Sciences • Sector wins momentum supports healthy portfolio $21M $53M $77M $28M Q1F16 N/C HC/LS I/C D/S/A 9

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f T F Q S a l e s N e w W i n s ( $ m i l l i o n s ) TFQ Wins TFQ Wins % of TFQ Sales New Wins MANUFACTURING WINS MOMENTUM Trailing Four Quarters (TFQ) for Manufacturing Wins Goal 25% TFQ $702M Quarterly Target approximately $160M 10

MANUFACTURING FUNNEL • Manufacturing funnel of $2.3B at a two year high • HC/LS and I/C funnels particularly strong • Supports the delivery of a healthier portfolio $320.6 $914.1 $750.6 $313.4 Q1F16 N/C HC/LS I/C D/S/A 2,325 2,134 1,978 2,159 2,208 2,194 2,034 2,073 2,299 1,000 1,250 1,500 1,750 2,000 2,250 2,500 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 R e v e n u e ( $ m i l l i o n s ) PLXS-MFG Funnel of Opportunities 11

3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 450 500 550 600 650 700 Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 Q2F16* R e v e n u e ( $ m i l l i o n s ) Revenue Operating Margin KEY OPERATIONS METRICS Operating Margin Target Range: 4.7 to 5.0% *represents midpoint of guidance 12

3.6% - 4.0% 3.30% - 3.60% 4.7% - 5.0% (Goal = 5.0%) 3.3% - 3.6% 0.3% 0.3% - 0.7% 0.2% 0.1% 0.2% 3.7% 0.3% - 0.7% (0.4%) Q1F16 Operating Margin Guidance Q1F16 Cost Reduction Benefits Q1F16 Operating Margin Results Q2F16 Cost Reduction Benefits Seasonal Costs Q2F16 Operating Margin Guidance Fremont and Livingston Restructuring Q3F16 & Q4F16 Cost Reduction Benefits & Productivity Improvements GDL Ramp Completion Additional EMEA Growth Operating Margin Target OPERATING MARGIN Q2F16 Q1F16 Q3F16 – Q4F16 Projections Results 13

FISCAL FIRST QUARTER INCOME STATEMENT 14 Q1F16 Comments Revenue $617 million Above mid-point of guidance range from stronger revenue in the Networking/Communications sector Gross margin 8.1% Above guidance range by 10 bps from improved fixed cost absorption and productivity improvements Selling & administrative expenses $27.0 million At mid-point of guidance range and 4.4% of revenue. Better than prior quarter by 20 bps. Operating margin excluding restructuring charges 3.7% Above guidance range by 10 bps from improved gross margin GAAP Diluted EPS $0.42 Includes $1.5 million of restructuring charges Non-GAAP Diluted EPS $0.47 At upper end of guidance range

BALANCE SHEET AND CASH FLOWS 15 Q1F16 Comments Return on invested capital 10.8% Slightly below fiscal 2016 WACC of 11% Share repurchases $8.5 million ~ 227,000 at an average price of $37.23 per share Free cash flow $9.5 million Cash from operations: $21.3 million Capital expenditures: $11.8 million Cash cycle days 71 days 5 days better than our guidance range of 76 to 80 days

Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 Inventory Days 83 84 84 80 82 86 88 85 88 A/R Days 51 49 48 44 52 48 48 53 53 A/P Days 64 63 67 60 53 63 62 60 59 Customer Deposit Days 8 8 8 8 9 12 12 12 11 Net Cash Cycle Days 62 62 57 56 72 59 62 66 71 WORKING CAPITAL TRENDS 16

FISCAL SECOND QUARTER 2016 GUIDANCE 17 Guidance Revenue $600 to $630 million Non-GAAP diluted EPS $0.47 to $0.55 Gross margin 8.1% to 8.4% SG&A $27 to $28 million Operating margin * 3.6% to 4.0% Depreciation ~ $12 million Q2 tax rate * F16 tax rate * 12% to 14% 11% to 13% Cash cycle days 68 to 72 days F16 capital expenditures ~ $40 million * Before restructuring charges, which are anticipated to be $2 to $3 million during Q2F16

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